UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2017

IMMUDYNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Spring Meadow Rd. Mount Kisco, NY	10549
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 244-1777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01.	Change in Registrant's Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On October 6, 2017, Immudyne, Inc. (the “Company”) dismissed PKF O’Connor Davies, LLP (“PKF”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Company's Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm.

The audit reports of PKF on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2016 and December 31, 2015 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through October 6, 2017, (i) there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to PKF's satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKF with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of PKF’s letter dated October 9, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On October 9, 2015, the Board of Directors engaged Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent registered public accounting firm for the year ending December 31, 2017.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through October 9, 2017, neither the Company nor anyone on its behalf consulted RRBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01.	Financial Statements and Exhibits

Exhibit 16.1:	Letter from PKF O’Connor Davies LLP dated October 9, 2017 to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUDYNE INC.
(Registrant)

Date: October 10, 2017	By:	/s/ Mark McLaughlin
	Name:	Mark McLaughlin
	Title:	Chief Executive Officer

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